UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 21, 2014

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Robert Half International Inc.
(Exact name of registrant as specified in its charter)

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Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 21, 2014, Robert Half International Inc. issued a press release reporting earnings for the third fiscal quarter of 2014. A copy of the press release is attached hereto as Exhibit 99.1.
The foregoing information in this Current Report on Form 8-K, including exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such future filing.

Item 8.01	Other Events.
On September 5, 2014, Plaintiff Theresa Daniels, on behalf of herself and a putative class of salaried Recruiting Managers, filed a complaint in California Superior Court naming the Company as Defendant. The complaint alleges that salaried Recruiting Managers based in California have been misclassified under California law as exempt employees, and seeks an unspecified amount for unpaid overtime pay alleged to be due to them had they been paid as non-exempt hourly employees, as well as statutory penalties for alleged violations of the California Labor Code arising from such alleged misclassification. The complaint also alleges a claim under California Business and Professions Code section 17200 for unfair competition. The Plaintiff also seeks an unspecified amount for other damages, attorneys’ fees, and statutory penalties. On or about September 17, 2014, the Plaintiff provided written notice to the California Labor and Workforce Development Agency of her alleged claims and it should be assumed that the Plaintiff will amend her complaint to allege a representative claim and seek penalties under the California Private Attorney General Act. At this stage of the litigation, it is not feasible to predict the outcome of or a range of loss, should a loss occur, from this proceeding, and accordingly, no amounts will be provided in the Company’s financial statements to be included in the Company’s Form 10-Q for the quarter ended September 30, 2014. The Company believes it has meritorious defenses to the allegations in this case, and the Company intends to continue to vigorously defend against the litigation.
The Company’s Form 10-Q for the fiscal quarter ended June 30, 2014 and Form 10-Q for the fiscal quarter ended March 31, 2014 contained a disclosure regarding a complaint filed in the Superior Court of California, San Diego County, by Plaintiff Leonor Rodriguez. On October 10, 2014, the Court granted a motion by the Company to compel all of Rodriguez’s claims, except her claim under California’s Labor Code Private Attorney General Act, to individual arbitration.  As previously reported by the Company, the Company believes it has meritorious defenses to the allegations and the Company intends to continue to vigorously defend against the litigation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Robert Half International Inc. October 21, 2014, Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: October 21, 2014	By:	/s/ M. KEITH WADDELL
	Name:	M. Keith Waddell
	Title:	Vice Chairman, President and Chief Financial Officer